OTHER NON-CURRENT ASSETS, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
OTHER NON-CURRENT ASSETS
Long-term restricted cash	$ 1,714	$ 1,731
Long-term receivable	1,467
Long-term lease deposits	194	195
Others	23	44
Sub-total	3,398	1,970
Less: allowance for credit losses (Note ii)	(769)
Total	$ 2,629	$ 1,970